EXHIBIT 1


                             JOINT FILING AGREEMENT

           This will confirm the agreement by and among all of the undersigned that this Amendment No. 1 to Schedule 13D on or about this date with respect to the beneficial ownership by the undersigned of MacDermid, Incorporated is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:     March 4, 2002
                                 CITICORP VENTURE CAPITAL LTD.

                                 By: /s/ Anthony P. Mirra
                                    --------------------------------------------
                                    Name: Anthony P. Mirra
                                    Title: Vice President & Assistant Secretary


                                 CITIBANK, N.A.

                                 By: /s/ Joseph B. Wollard
                                    --------------------------------------------
                                    Name: Joseph B. Wollard
                                    Title: Assistant Secretary


                                 CITICORP

                                 By: /s/ Joseph B. Wollard
                                    --------------------------------------------
                                    Name: Joseph B. Wollard
                                    Title: Assistant Secretary


                                 CITIGROUP HOLDINGS COMPANY

                                 By: /s/ Joseph B. Wollard
                                    --------------------------------------------
                                    Name: Joseph B. Wollard
                                    Title: Assistant Secretary


                                 CITIGROUP, INC.

                                 By: /s/ Joseph B. Wollard
                                    --------------------------------------------
                                    Name: Joseph B. Wollard
                                    Title: Assistant Secretary